================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               THERMA-WAVE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                               Therma-Wave, Inc.
                               1250 Reliance Way
                           Fremont, California 94539

                                 June 27, 2001

To our stockholders:

   You are cordially invited to the 2001 Annual Meeting of Stockholders for Therma-Wave, Inc.

  Date: July 27, 2001

  Time: 11:00 a.m., Pacific Daylight Time

  Place: Fremont Marriott, 46100 Landing Parkway, Fremont, California 94538

   At the Annual Meeting, you will have the opportunity to vote to:

  .  elect five directors; and

  . approve an amendment to our 2000 Employee Stock Purchase Plan to increase the number of shares of common stock that may be issued under the plan from 500,000 shares to a total of 1,500,000 shares.

   In addition to the formal items of business, Therma-Wave will review the major developments of fiscal 2001 and answer questions that you may have about the company and our activities.

   This letter is your notice of the Annual Meeting and is being sent to stockholders of record as of the close of business on June 5, 2001, who are the only holders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY PERSONALLY VOTE, WHICH WILL REVOKE YOUR SIGNED PROXY. YOU MAY ALSO REVOKE YOUR PROXY AT ANY TIME BEFORE THE MEETING BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT.

   We look forward to seeing you at the meeting.

                                          Sincerely,

                                          L. Ray Christie
                                          Vice President, Chief Financial
                                          Officer and Secretary

                            PROXY STATEMENT FOR THE
                               THERMA-WAVE, INC.
                      2001 ANNUAL MEETING OF STOCKHOLDERS

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

About This Proxy Statement

   You have been sent this Proxy Statement and the enclosed proxy card because Therma-Wave's board of directors is soliciting your proxy to vote at the 2001 Annual Meeting of Stockholders. This Proxy Statement summarizes the information that you will need in order to vote at the Annual Meeting. However, you need not attend the Annual Meeting in order to vote your shares. You may instead simply complete, sign and return the enclosed proxy card to register your vote.

   This Proxy Statement and the enclosed proxy card were sent on June 27, 2001 to all stockholders who owned Therma-Wave common stock at the close of business on June 5, 2001, who are the only stockholders entitled to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a list of Therma-Wave's stockholders will be open for examination at Therma-Wave's headquarters by any stockholder for any reason relating to the meeting. As of the record date, there were 24,033,042 shares of Therma-Wave common stock outstanding.

Number of Votes

   Each share of Therma-Wave common stock entitles you to one vote on each proposal at the Annual Meeting. The enclosed proxy card indicates the number of shares of Therma-Wave common stock that you own.

The Quorum Requirement

   At the Annual Meeting, inspectors of election will determine whether there is a quorum present. A quorum is required to conduct any business at the Annual Meeting. For a quorum to be present, the holders of a majority of the outstanding shares of common stock must be present in person or by proxy. If you mark your proxy card "abstain," or if your proxy vote is held in street name by your broker and it is not voted on all proposals, your proxy vote will nonetheless be counted as present for purposes of determining a quorum.

Voting by Proxy

   Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

   If you fill out your proxy card properly and return it in time to vote, your shares will be voted as you have directed. If you sign the proxy card but do not make any specific indications of how you wish to vote, a proxy representative will vote your shares:

  . ""FOR'' the election of the three nominees for Class II directors and two nominees for Class III directors; and

  . ""FOR'' the approval of an amendment to our 2000 Employee Stock Purchase Plan to increase the number of shares of common stock that may be issued under the plan from 500,000 shares to a total of 1,500,000 shares.

   If any other matter is presented at the Annual Meeting, your shares will be voted in accordance with the proxy representative's best judgement. Presently, the company knows of no matters to be addressed at the Annual Meeting beyond those described in this Proxy Statement.

Revoking Your Proxy

   If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

  .  You may send in another proxy with a later date.

  .  You may notify Therma-Wave's Secretary in writing before the Annual
     Meeting.

  .  You may attend the meeting and vote in person.

Voting in Person

   If you plan to attend the Annual Meeting and vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on June 5, 2001, the record date for voting.

Approving the Proposals

   At the Annual Meeting, the five nominees for director receiving the greatest number of votes cast in person or by proxy will be elected. If you are present and do not vote, or if you send in your proxy marked "withheld," your vote will have no impact on the election of those directors as to whom you have withheld votes.

   In order for the amendment to the 2000 Employee Stock Purchase Plan to be approved, the amendment must receive an affirmative vote from a majority of the shares present and voting, cast either in person or by proxy. Abstentions will be counted as if they were votes against the amendment.

The Effect of Broker Non-Votes

   Under the rules of the Nasdaq National Market, if your broker holds your shares in its name, your broker will be entitled to vote your shares on the proposals even if it does not receive instructions from you. If your broker does not vote your shares on either of the proposals, these "broker non-votes" will not be counted as voting either for or against the proposals.

The Cost of Soliciting Proxies

   Therma-Wave will pay all of the costs of soliciting these proxies. In addition to mailing proxy solicitation material, Therma-Wave's directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. Therma-Wave will not compensate these directors and employees additionally for this solicitation, but Therma-Wave may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting the proxies. Therma-Wave will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their principals, and Therma-Wave will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding the materials.

                                   PROPOSALS

   The Therma-Wave board of directors is soliciting your vote with respect to each of the following proposals. The company does not expect any other matters to come before the meeting; however, if another matter is voted upon, your shares will be voted in accordance with your proxy representatives' best judgment. The board recommends that you vote "FOR" each of the following proposals:

 Proposal I: Electing Directors

   The board has nominated Frank Alvarez, David Dominik and Martin M. Schwartz as Class II directors and Davis Aspnes and John D'Errico as Class III directors to be elected at the Annual Meeting. Certain information regarding these nominees and each of the other directors is set forth below under the caption "The Board of Directors." If you elect them, Messrs. Aspnes and D'Errico will hold office until the annual meeting in 2002 or until their successors have been elected, and Messrs. Alvarez, Dominik and Schwartz will hold office until the annual meeting in 2004, or until their successors have been elected.

   The company knows of no reason why any of these nominees may be unable to serve as a director. If a nominee is unable to serve, your proxy may vote for another nominee proposed by the board. If any director resigns, dies or is otherwise unable to serve out a complete term, or the board increases the number of directors, the board may fill the vacancy through a majority vote of those serving at that time.

 Proposal II: Amending the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock that may be issued under the plan from 500,000 shares 1,500,000 shares.

   The board has approved an amendment to our 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of our common stock available to be purchased by our employees. The increase would allow more employees to participate to a greater degree in the Stock Purchase Plan and receive potentially greater benefits from future appreciation of the company's stock.

                                PROPOSAL NO. 1:

                           Election of Frank Alvarez,
                                 David Dominik
                             and Martin M. Schwartz
                             as Class II Directors
                                and David Aspnes
                               and John D'Errico
                            as a Class III Directors

The Board of Directors

   The board oversees the business and other affairs of Therma-Wave and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in the day-to-day operations of Therma-Wave. Board members keep themselves informed through discussions with the President and Chief Executive Officer, other key executives and the company's principal external advisors (such as legal counsel, independent public accountants, investment bankers and other consultants) by reading reports and other materials that are sent to them and by participating in board meetings.

   As of June 5, 2001, eight individuals were serving on the board. Board members are divided into three classes, and the term of service for each class expires in a different year, with each director serving a term of three years, or until a successor is elected.

   This year the Class II directors, Messrs. Alvarez, Dominik and Schwartz, are up for election. Also, Messrs. Aspnes, and D'Errico, Class III directors, have been nominated by the board for election by the stockholders as they have been previously elected by the board

   The board held four meetings during fiscal 2001. All incumbent board members participated in 75 percent or more of the aggregate of the total number of board meetings held during their periods of service in fiscal 2001 and the total number of meetings held by board committees on which they served during their periods of service in fiscal 2001.

  Class II Directors (Nominated for Election; Term Expiring at the 2004 Annual
                                    Meeting)

 Name of Nominee          Age                  Positions Held
 ---------------          ---                  --------------
 Frank Alvarez             56 With Others:
  Director                    .  Vice President, Technology & Manufacturing
                                 Group, General Manager Systems Manufacturing,
                                 Intel Corporation from 1998 to 2000
                              .  Vice President, Technology & Manufacturing
                                 Group, General Manager Strategic Components
                                 Manufacturing, Intel Corporation from 1996 to
                                 1998
                              .  Vice President, Technology & Plant Manager,
                                 Intel Corporation from 1993 to 1996.

 David Dominik             45 With Therma-Wave:
  Director                    .  Director since 1997

                              With Others:
                              . Managing Director of Golden Gate Capital since 2000
                              .  Managing Director of Bain Capital, Inc. from
                                 1993 to 2000
                              .  Managing Director of Information Partners,
                                 Inc. since 1993
                              .  General Partner of Information Partners, L.P.
                                 since 1990
                              .  Director of Oasis Healthcare Inc., Dynamic
                                 Details, Incorporated, Integrated Circuit
                                 Systems, Inc., OneSource Information
                                 Services, Inc. and several privately held companies

 Martin M. Schwartz        56 With Therma-Wave:
  President, Chief            .  Chief Executive Officer since July 1999
  Executive
  Officer and Director        .  President, Chief Operating Officer and
                                 Director since 1998

                              With Others:
                              .  President, Chief Executive Officer and
                                 Director of Southwall Technologies Inc. from
                                 1994 to 1998

 Class III Directors (Nominated for Election; Term Expiring at the 2002 Annual
                                    Meeting)

 Name of Nominee           Age                  Positions Held
 ---------------           ---                  --------------
 David Aspnes               62 With Others:
  Director                     .  Distinguished Professor of Physics, North
                                  Carolina State University since 1992
                               .  Department Head, Bell Communications
                                  Research, Inc. from 1984 to 1992
                               .  Various Technical Positions, Bell
                                  Laboratories from 1967 to 1984

 John D'Errico              57 With Others:
  Director                     .  Executive Vice President, Storage Components,
                                  LSI Logic Corporation since 1998
                               .  Vice President & General Manager Pan Asia,
                                  LSI Logic Corporation from 1997 to 1998
                               .  Vice President, Japanese Manufacturing, LSI
                                  Logic Corporation from 1994 to 1997
                               .  Vice President, US Manufacturing, LSI Logic
                                  Corporation from 1991 to 1994
                               .  Vice President, Wafer Fab Operations,
                                  National Semiconductor Corporation from 1990
                                  to 1991

         Class III Director (Term Expiring at the 2002 Annual Meeting)

 Name of Nominee           Age                  Positions Held
 ---------------           ---                  --------------
 Allan Rosencwaig           60 With Therma-Wave:
  Director                     .  Director since 1982; Chairman of the Board
                                  from 1982 to 2001
                               .  Chief of Technology Officer from 1999 to 2001
                               .  Chief Executive Officer from 1982 to 1999
                               .  President from 1982 to 1998
                               .  Co-Founder in 1982

          Class I Directors (Term Expiring at the 2003 Annual Meeting)

 Name of Nominee           Age                  Positions Held
 ---------------           ---                  --------------
 G. Leonard Baker, Jr.      58 With Therma-Wave:
  Director                     .  Director since 1997

                               With Others:
                               .  Managing Director of the General Partner of
                                  Sutter Hill Ventures since 1974
                               . Director of Praecis Pharmaceuticals, Inc. and several privately-held companies

 Ian K. Loring              34 With Therma-Wave:
  Director                     .  Director since 1999

                               With Others:
                               .  Principal of Bain Capital, Inc. since 1997
                               .  Associate of Bain Capital, Inc. from 1996 to
                                  1997
                               .  Vice President of Berkshire Partners from
                                  1993 to 1996

   The board of directors recommends a vote FOR Frank Alvarez, David Dominik and Martin M. Schwartz as Class II directors and David Aspnes and John D'Errico as a Class III director as set forth in Proposal No. 1.

                                PROPOSAL NO. 2:

                        Approval of the Amendment to the
                       2000 Employee Stock Purchase Plan
                        to Increase the Number of Shares
                            Authorized for Issuance

General Description of the 2000 Employee Stock Purchase Plan

 What is the Stock Purchase Plan?

   Our Stock Purchase Plan is intended to provide employees of Therma-Wave and its subsidiaries an opportunity to purchase shares of our common stock at a discount on its current market price. Currently, the maximum number of shares which may be issued under the Stock Purchase Plan, subject to adjustment upon changes in capitalization of the company, may not exceed an aggregate of 500,000 shares. As of June 15, 2001, 271,072 shares of common stock have been issued under the Stock Purchase Plan.

   In April, 2001 the board of directors approved an amendment to the Stock Purchase Plan to increase the number of shares available under the Stock Purchase Plan to be issued to our employees from 500,000 to 1,500,000 shares. Under the terms of the Stock Purchase Plan, in order for the board of directors' amendment to be effective, it must be approved by our stockholders. The full text of the proposed amendment is attached to this proxy statement as Annex A. Stockholders are urged to read the proposed amendment in its entirety.

   The following table shows the participation of the company's named executives (as described on page 11) individually, all executive officers as a group, all directors as a group, and all employees as a group (excluding executive officers) in the Stock Purchase Plan during the last fiscal year:

                                                               2000 Employee
                                                               Stock Purchase
                                                                    Plan
                                                             ------------------
                                                                        Number
                                                               Dollar     of
   Name and Position                                           Value     Units
   -----------------                                         ---------- -------
   Martin M. Schwartz, President and Chief Executive
    Officer................................................  $   18,487   1,250
   Jon L. Opsal, Vice President, Research and Development..      15,222   1,076
   W. Lee Smith, Vice President, Marketing and Product
    Management.............................................      20,233   1,410
   William Warren, Senior Vice President, Business
    Operations.............................................      21,391   1,494
   Robert Germain, Vice President, Worldwide field
    operations.............................................      20,856   1,488
   Executive Group (11 persons, including the 5 named
    executives)............................................     189,054  13,340
   Non-Executive Officer Employees as a Group..............   3,203,975 233,725

 Who Is Eligible to Participate in the Stock Purchase Plan?

   Any current employee of ours who is customarily employed for at least twenty hours per week and more than five months in a calendar year is eligible to participate in the Stock Purchase Plan. However, no employee can participate in the Stock Purchase Plan if the employee directly or indirectly owns and/or holds outstanding options to purchase five percent or more of our stock or if the employee has already purchased $25,000 in fair market value of the stock in the calendar year in which the employee is participating.

 How Is the Stock Purchase Plan Implemented?

   The Stock Purchase Plan is being implemented by a series of offerings of the common stock of 24 months duration (each an "Offering Period"). Each Offering Period begins on the first day of April, July, October and January of each year. The board of directors has the power to change the duration and/or the frequency of future Offering Periods upon five days of prior notice.

   Each Offering Period consists of eight consecutive three-month periods (each called a "Purchase Period"). A Purchase Period commencing on April 1 shall end on the next June 30. A Purchase Period commencing on July 1 shall end on the next September 30. A Purchase Period commencing on October 1 shall end on the next December 31. A Purchase Period commencing on January 1 shall end on the next March 31. The board of directors has the power to change the duration and/or frequency of future Purchase Periods upon five days of prior notice.

   Each participant contributes money to an account established under the Stock Purchase Plan by way of payroll deductions or lump sum cash payments. On the last day of each purchase period, participants purchase as many shares as possible, given the participant's accumulated contributions and the price of the company's stock.

 What Is the Maximum Number of Shares that a Participant May Purchase Under the Stock Purchase Plan?

   No one may be granted options to purchase more than 400 shares of common stock in any three-month "Purchase Period."

 What Is the Price of the Stock Purchased Under the Stock Purchase Plan?

   The price of stock purchased during an Offering Period will be equal to 85% of the lower of the closing price per share of our common stock on the first business day of the Offering Period or the last business day of each Purchase Period or the nearest prior business day on which trading occurred on the Nasdaq National Market.

 What Is the Term of the Stock Purchase Plan?

   The Stock Purchase Plan became effective on February 4, 2000 and shall continue for a term of ten years unless terminated earlier by the board of directors.

 What Happens to the Options Granted Under the Stock Purchase Plan if Therma-Wave Merges with Another Company?

   The Stock Purchase Plan provides that in the event of a merger of Therma-Wave with or into another corporation, or upon a sale of substantially all of our assets, each participant's right to purchase our stock on the last day of each Purchase Period will be assumed or an equivalent right to purchase stock in the successor corporation will be substituted. If the outstanding rights to purchase stock are not assumed or substituted for by the successor corporation, each Purchase Period and Offering Period then in progress will terminate at a date to be set on or prior to the consummation of the transaction. The board shall notify each participant in writing at least 10 days prior to this date that his or her option will be automatically exercised on this date unless prior to such date he or she has withdrawn from the Stock Purchase Plan.

 What are the Federal Tax Consequences of Options Granted under the Stock Purchase Plan?

   Generally, there are no federal income tax consequences to an employee of either becoming a participant under the Stock Purchase Plan or purchasing shares. The federal income tax consequences of disposing of shares vary depending on the period the shares are held.

   The company is generally entitled to a deduction equal to the amount of ordinary income recognized by the participant in a disqualifying disposition, subject to the deduction limit under Section 162(m) of the Code (limiting the deductibility of compensation to certain executive officers), if applicable.

 Where Can I Find a Copy of the Entire Stock Purchase Plan?

   The summary we have included of the Stock Purchase Plan is qualified in its entirety by reference to the amended and restated Stock Purchase Plan, which is filed as an exhibit to our Annual Report on Form 10-K for the year ended April 2, 2000, and is incorporated into this proxy statement by reference, and the First Amendment to the Amended and Restated Employee Stock Purchase Plan, which is filed as an exhibit to our Annual Report on Form 10-K for the year ended April 1, 2001, and is incorporated into this proxy statement by reference.

 How Is the Stock Purchase Plan Amended?

   The Stock Purchase Plan may be amended, suspended or terminated by the board at any time. Amendments may also require stockholder approval according to the law. No amendment or termination of the Stock Purchase Plan will effect the rights of any person who has received options under the Stock Purchase Plan unless agreed to by the person who has received the options.

   This Proposal No. 2, if approved, would increase the number of shares of common stock available to be issued under the Stock Purchase Plan. There are currently 500,000 shares of our common stock authorized for issuance under the Stock Purchase Plan. Of that number, 271,072 shares have already been issued, leaving only 228,928 shares available for future grant. This amendment would increase the number of shares of common stock authorized for issuance under the Stock Purchase Plan by 1,000,000 to a total of 1,500,000.

   Approval of this Proposal No. 2 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented at and entitled to vote at the meeting.

   We believe that the Stock Purchase Plan should be amended to increase the number of shares authorized for issuance in order to be able to continue to provide valuable employees the opportunity to purchase our common stock. The continued ability to allow employees to participate in the Stock Purchase Plan would provide us with a valuable tool to help attract new employees. In addition, an expanded stock pool available under the Stock Purchase Plan will enable us to provide additional incentives to those employees who have been responsible for our development and financial success and who will help us meet our goals in the future.

   Your ratification of the board of directors' amendment to the Stock Purchase Plan will enable us to continue our strategy of using stock incentives to secure and retain employees of outstanding ability both now and in the future. The attraction and retention of these individuals is vital to the success of our business.

   The board of directors recommends a vote FOR approval of the amendment to the 2000 Employee Stock Purchase Plan to increase the number of shares authorized for issuance as set forth in Proposal No. 2.

                                 OTHER MATTERS

   We do not know of any matters to be presented at the Annual Meeting other than those discussed in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, your proxy representatives will be able to vote those matters in their discretion.

                               OTHER INFORMATION

                             PRINCIPAL STOCKHOLDERS

   The following table provides information with respect to the beneficial ownership of our Class A common stock, as of April 1, 2001 by:

  . each person or group of affiliated persons who is known by us to own beneficially more than 5% of our common stock;

  .  each of our directors or those nominated to be a director;

  .  each of our named executives; and

  .  all directors, named executives and other executive officers as a group.

   The table includes the number of shares and percentage ownership represented by the shares determined to be beneficially owned by a person under the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes: (a) shares of common stock that are subject to options held by that person that are currently exercisable or are exercisable within 60 days of April 1, 2001 and (b) shares of common stock that are subject to repurchase but vest within 60 days of April 1, 2001.

   These shares are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by that person. These shares are not deemed outstanding, however, for the purposes of computing the percentage ownership of any other person. As of April 1, 2001 there were 23,994,699 shares of common stock issued and outstanding.

                          Principal Stockholders Table

                                                         Shares Beneficially
                                                                Owned
                                                        ----------------------
                                                         Number    Percentage
Name and Address                                        of Shares of Ownership
----------------                                        --------- ------------
Principal Stockholders:
Capital Group International, Inc. and Capital Guardian
 Trust Company (1)....................................  3,260,800    13.6%
 11100 Santa Monica Blvd.
 Los Angeles, California 90025
Sutter Hill Ventures, a California Limited Partnership
 (2)..................................................  1,947,742     8.1%
 755 Page Mill Road
 Palo Alto, California 94304

Directors, Director Nominees and Named Executives:
Allan Rosencwaig......................................  1,404,591     5.9%
Martin M. Schwartz (3)................................    119,650        *
Jon L. Opsal..........................................    103,243        *
W. Lee Smith..........................................    154,083        *
William Warren (4)....................................     16,875        *
Bob Germain (5).......................................     14,625        *
Frank Alvarez.........................................          0        *
David Aspnes..........................................        500        *
G. Leonard Baker, Jr. (6).............................  1,432,154     6.0%
John D'Errico.........................................          0        *
David Dominik (7).....................................    374,014     1.6%
Ian K. Loring (8).....................................    280,411     1.2%
All directors, named executives and other executive
 officers as a group (18 persons).....................  3,471,407    15.2%

--------
 *  Less than one percent.
(1) According to a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001 by Capital Group International, Inc. and Capital Guardian Trust Company, 1,692,100 shares are beneficially owned by Capital Group International, Inc. and 1,568,700 shares are beneficially owned by Capital Guardian Trust Company. Capital Group International, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in the Schedule 13G. The investment management companies, which include a "bank" as defined in
   Section 3(a)6 of the Securities Exchange Act of 1934 and several investment advisers registered under Section 203 of the Investment Advisers Act of 1940, provide investment, advisory and management services for their respective clients which include registered investment companies and institutional accounts. Capital Group International, Inc. does not have investment power or voting power over any of the securities reported in the
   Schedule 13G; however, Capital Group International, Inc. may be deemed to "beneficially own" such securities by virtue of Rule 13d-3 under the Securities Exchange Act of 1934. Capital Guardian Trust Company, a bank as defined in Section 3(a)6 of the Act is deemed to be the beneficial owner of 1,568,700 shares of common stock as a result of its serving as the investment manager of various institutional accounts.
(2) According to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001 by Sutter Hill Ventures, a California Limited Partnership ("Sutter Hill") and several related entities, 1,203,903 shares are held by Sutter Hill; 104,595 shares are held by Anvest, L.P. ("Anvest"); 104,595 shares are held by Saunders Holdings, L.P. ("Saunders Holdings"); 11,907 shares are held by Sutter Hill Entrepreneurs Fund (AI), L.P. ("Sutter Hill AI"); 30,150 shares are held by Sutter Hill Entrepreneurs Fund (QP), L.P. ("Sutter Hill QP"); 81,599 shares are held by David L. Anderson; 81,559 shares are held by G. Leonard Baker, Jr.; 171,179 shares are held by William H. Younger, Jr.; 152,857 shares are held by Tench Coxe; and 5,358 shares are held by James
     C. Gaither. Messrs. Anderson, Baker, Younger, Coxe, Gaither, and Gregory
     P. Sands are managing directors of Sutter Hill AI, the general partner of Sutter Hill, and are managing directors of Sutter Hill QP, and as such may be deemed to beneficially own shares held by these partnerships. Mr. Anderson is the general partner of Anvest, and may be deemed to beneficially own shares held by Anvest. Messrs. Younger, Coxe, Gaither and Sands disclaim beneficial interest in Sutter Hill, Sutter Hill AI and Sutter Hill QP except as to their pecuniary interest in these partnerships. Mr. Anderson disclaims beneficial interest in Sutter Hill, Sutter Hill AI, Sutter Hill QP and Anvest except as to his pecuniary interest in these partnerships. Mr. Baker is the general partner of Saunders Holdings, and may be deemed to beneficially own shares held by Saunders Holdings. Mr. Baker disclaims beneficial interest in Sutter Hill, Sutter Hill AI. Sutter Hill QP and Saunders Holdings except as to his pecuniary interest in these partnerships.
(3) Includes 117,500 shares of common stock that can be acquired upon the exercise of outstanding options.
(4) Represents shares of common stock that can be acquired upon the exercise of outstanding options.
(5) Represents shares of common stock that can be acquired upon the exercise of outstanding options
(6) Mr. Baker is the managing director of the general partner of Sutter Hill. As a result, the 1,350,555 shares of common stock held by Sutter Hill, Sutter Hill AI, Sutter Hill QP and Saunders may be deemed to be beneficially owned by Mr. Baker. Mr. Baker disclaims beneficial ownership of any of these shares in which he does not have a pecuniary interest. The address of Mr. Baker is c/o Sutter Hill Ventures, 755 Page Mill Road, Palo Alto, California 94304.
(7) Mr. Domink is a general partner of BCIP Associates, a Delaware partnership ("BCIP") whose managing partner is Bain Capital Investors, LLC, a Delaware limited liability company ("BCI"), and a general partner of BCIP Trust Associates, L.P., a Delaware limited partnership ("BCIP Trust") whose general partner is BCI. In such capacities, Mr. Dominik has a pecuniary interest in certain shares held by BCIP and BCIP Trust, and accordingly, may be deemed to beneficially own shares owned by these funds. Mr. Dominik disclaims beneficial ownership of any of these shares in which he does not have a pecuniary interest. Mr. Dominik's address in One Embarcadero, Suite 3300, San Francisco, California 94111.
(8) Mr. Loring is a general partner of BCIP and BCIP Trust. In such capacities, Mr. Loring has a pecuniary interest in certain shares held by BCIP and BCIP Trust, and accordingly, may be deemed to beneficially own shares owned by these funds. Mr. Loring disclaims beneficial ownership of any of these shares in which he does not have a pecuniary interest. Mr. Loring's address is c/o Bain Capital, Inc., Two Copley Place, Boston, Massachusetts 02116.

                                   MANAGEMENT

Executive Officers

 Name of Officer             Age                 Positions Held
 ---------------             ---                 --------------
 Martin M. Schwartz           56 With Therma-Wave:
  President, Chief Executive     .  Chief Executive Officer since July 1999
  Officer and Director           .  President, Chief Operating Officer and
                                    Director since 1998

                                 With Others:
                                 .  President, Chief Executive Officer and
                                    Director of Southwall Technologies Inc.
                                    from 1994 to 1998

 L. Ray Christie              57 With Therma-Wave:
  Vice President, Chief          .  Vice President, Chief Financial Officer
  Financial Officer and             and Secretary since 1998
  Secretary

                                 With Others:
                                 .  Vice President, Chief Financial Officer
                                    and Secretary of Southwall Technologies
                                    Inc. from 1996 to 1998
                                 .  Vice President of a subsidiary of
                                    California Microwave, Inc. from 1993 to
                                    1996
                                 .  Controller of Southwall Technologies Inc.
                                    from 1990 to 1993

 Jon L. Opsal                 60 With Therma-Wave:
  Senior Vice President,         .  Senior Vice President, Chief Technical
  Chief                             Officer since 2001
  Technical Officer              .  Vice President, Research and Development
                                    from 1994 to 2001
                                 .  Director of Research from 1993 to 1994
                                 .  Physics Group Manager from 1982 to 1993

 W. Lee Smith                 52 With Therma-Wave:
  Senior Vice President,         .  Senior Vice President, Business
  Business Development and          Development and Strategic Marketing since
  Strategic                         2001
  Marketing                      .  Vice President, Marketing and Product
                                    Management from 1998 to 2001
                                 .  Vice President, Strategic Marketing from
                                    1993 to 1998
                                 .  Vice President, Product Development from
                                    1988 to 1993

 William E. Warren            35 With Therma-Wave:
  Senior Vice President,         .  Senior Vice President, Business Operations
  Business                          since 2001
  Operations                     .  Vice President, Corporate Technical
                                    Services and North American Field
                                    Operations from 2000 to 2001
                                 .  Director, North American Field Operations
                                    from 1998 to 2000
                                 .  Various positions from 1982 to 1998

 Bob Germain                  62 With Therma-Wave:
  Vice President, Worldwide      .  Vice President, International Field
                                    Operations since 2000
  Field Operations               .  Director, International Field Operations
                                    from 1997 to 2000
                                 .  Various positions from 1992 to 1997

                                 With Others:
                                 . Director of Marketing, Veeco Instruments from 1988 to 1992
                                 .  Director of Marketing, Eaton Lithography
                                    Division from 1982 to 1988

 Name of Officer             Age                 Positions Held
 ---------------             ---                 --------------
 Robert Ozarski               53 With Therma-Wave:
  Senior Vice President,         .  Senior Vice President, Development and
  Development and                   Engineering since 2001
  Engineering

                                 With Others:
                                 .  Vice President, Product Development, Cymer
                                    Inc from 1996 to 2000
                                 .  Director of Engineering, Silicon Etch
                                    Division, Applied Materials from 1992 to
                                    1996
                                 .  Director of Engineering, ETEC Systems from
                                    1991 to 1992

 David Mak                    44 With Therma-Wave:
  Vice President, Factory        .  Vice President, Factory Operations since
                                    1996
  Operations                     .  Director of Manufacturing from 1994 to
                                    1996
                                 .  Manufacturing Manager from 1993 to 1994
                                 .  Production Manager from 1992 to 1993

 Noel A. Simmons              53 With Therma-Wave:
  Vice President, Human          .  Vice President, Human Resources and
                                    Facilities since 2000
  Resources and Facilities       .  Director, Human Resources and Facilities
                                    from 1994 to 2000
                                 .  Manager, Human Resources from 1989 to 1994

                                 With Others:
                                 .  Director, Human Resources--Eaton
                                    Corporation, Semiconductor Equipment Group from 1981 to 1989

 Raul V. Tan                  41 With Therma-Wave:
  Vice President, Software       .  Vice President, Software and Automation
  and Automation Products           Products Development since 2001
  Development                    .  Director of Software Engineering from 1999
                                    to 2000

                                 With Others:
                                 .  Vice President, R&D Engineering, Aehr Test
                                    Systems from 1997 to 1999
                                 .  Director of Software, Lam Research
                                    Corporation from 1992 to 1996
                                 .  Software Engineering Manager, General
                                    Signal Corporation from 1987 to 1991

 Ramil Yaldaei                37 With Therma-Wave:
  Vice President, Integrated     .  Vice President, Integrated Products
                                    Operations since 2000
  Products Operations            .  Director, Manufacturing Operations from
                                    1997 to 2000
                                 .  Various positions from 1994 to 1997

                                 With Others:
                                 .  Project (Principal) Engineer, Optical
                                    Associates Inc. from 1991 to 1994
                                 .  Principal Engineer, International
                                    Technical Associates from 1987 to 1991

Compensation

   Executive officers of the company are elected by and serve at the discretion of the board. The following table shows information concerning the compensation paid or accrued for the fiscal year ended April 1, 2001 for the Chief Executive Officer and each of the four other most highly compensated executive officers of the company as of the end of fiscal 2001 (the "named executives").

                           Summary Compensation Table

                                                                                 Long-Term
                                      Annual Compensation                   Compensation Awards
                                 ---------------------------------        ------------------------
                                                                          Securities   All Other
                          Fiscal           Bonus      Other Annual        Underlying  Compensation
Name and Position          Year   Salary    ($)       Compensation        Options (#)     ($)
-----------------         ------ -------- --------    ------------        ----------- ------------
Martin M. Schwartz (1)..   2001  $390,783 $421,000(2)   $ 12,975(7)          40,000      $1,263(3)
 President and Chief       2000   336,728  430,332(2)         --            150,000       1,263(3)
 Executive Officer         1999   161,042       --            --            200,000          --

Jon L. Opsal............   2001  $229,109 $147,000(2)   $    975(7)          15,000      $   63(4)
 Senior Vice President,    2000   205,401   96,000(2)         --                 --       1,247(4)
 Research
 and Development and       1999   192,532       --            --                 --       1,262(4)
 Chief Technical Officer

W. Lee Smith............   2001  $195,227 $126,000(2)   $  6,975(7)          18,000      $2,107(4)
 Senior Vice President,    2000   179,942   90,000(2)         --                 --       2,169(4)
 Business
 Development and           1999   161,680       --            --                 --       2,914(4)
 Strategic Marketing

William Warren..........   2001  $148,654 $304,420(2)    180,664(5)(6)(7)    20,000      $
 Senior Vice President,    2000   120,743  196,580(2)    233,220(5)          46,000          --
 Business
 Operations                1999   100,879       --        29,227(5)           8,000          --

Robert Germain..........   2001  $148,846 $135,400(2)   $103,532(5)(6)(7)    37,000      $
 Vice President,           2000   125,834  224,700(2)    205,766(5)          18,000          --
 Worldwide Field
 Operations                1999   106,540       --        43,126(5)           5,000          --

--------
(1) Mr. Schwartz joined Therma-Wave in August 1998 as Therma-Wave's President and Chief Operating Officer. In July 1999, Mr. Schwartz began serving as Therma-Wave's Chief Executive Officer.
(2) Reflects bonuses earned by Messrs. Schwartz, Opsal, Smith, Germain and Warren in fiscal 2001 and 2000 as a result of Therma-Wave achieving performance targets for those periods.
(3) Includes insurance premiums paid by us on behalf of Mr. Schwartz for fiscal 2001 and 2000.
(4) Reflects imputed interest on outstanding borrowings from Therma-Wave.
(5) Reflects commissions paid to Messrs. Warren and Germain in fiscal 2001, 2000 and 1999 as a result of achieving sales targets.
(6) Includes cash paid in lieu of vacation.
(7) Car allowances and flexible credits earned in fiscal 2001.

Option Grants in Last Fiscal Year

   The following table shows information regarding stock options granted by the company to the named executives during the company's last fiscal year:

                                                                                              Potential
                                                                                         Realizable Value at
                                                                                         Assumed Annual Rate
                                                                                           of Stock Price
                                     % of Total  Exercise   Market                        Appreciation for
                         Securities    Options    or Base  Price on                          Option Term
                         Underlying  Granted in    Price    Date of                      -------------------
Name                     Options (#) Fiscal Year ($/Share) Grant (a) Expiration Date (b)  5%($)     10%($)
----                     ----------  ----------- --------- --------- ------------------- -------- ----------
Martin M. Schwartz......   40,000       2.9%      $21.31    $21.31             7/28/2010 $536,145 $1,358,697
Jon L. Opsal............   15,000       1.1%      $21.31    $21.31             7/28/2010 $201,054 $  509,512
W. Lee Smith............   18,000       1.3%      $21.31    $21.31             7/28/2010 $241,265 $  611,414
William Warren..........   20,000       1.5%      $21.31    $21.31             7/28/2010 $268,073 $  679,349
Robert Germain..........   37,000       2.7%      $24.66    $24.66   4/4/2010--7/28/2010 $372,194 $1,133,055

--------
(a) Market price on the date of grant was determined by our board of directors based upon the closing price of our stock on the day prior to the grant.
(b) Options will expire on the earlier of 90 days after the date of termination of employment or the date indicated above.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

   The following table shows information for the named executives concerning stock option exercises during the company's last fiscal year and options outstanding at the end of the last fiscal year:

                                                     Number of Securities            Value of Unexercised
                                                    Underlying Unexercised           In-the-Money Options
                           Shares                 Options at Fiscal Year End       at Fiscal Year-End ($)(a)
                          Acquired      Value     ------------------------------   -------------------------
Name                     on Exercise Realized ($) Unexercisable    Exercisable     Unexercisable Exercisable
----                     ----------- ------------ --------------   -------------   ------------- -----------
Martin M. Schwartz......       0         $ 0               272,500         117,500   1,780,313     938,438
Jon L. Opsal............       0         $ 0               142,655               0     148,973           0
W. Lee Smith............       0         $ 0               118,780               0     117,610           0
William Warren..........       0         $ 0                55,772          16,875     108,396      70,172
Robert Germain..........       0         $ 0                58,169           9,625     100,808      56,766

--------
(a) Based on the closing price of the common stock at March 30, 2001.

Employment Agreements of named executives

 Messrs. Schwartz, Smith and Opsal

   We entered into substantially similar employment agreements with Messrs. Smith and Opsal in May 1997 and with Mr. Schwartz in August 1998. Mr. Schwartz's agreement was amended in July 1999 when he was promoted to Chief Executive Officer. In addition, Mr. Schwartz was given a salary increase in 2000, effective for fiscal 2001. Each of these employment agreements provides that the named executive will serve with Therma-Wave in his current position for a period that will end on May 2002 or, in the case of Mr. Schwartz, August 2003; provided, however, that each named executive's employment period will automatically terminate upon the named executive's resignation, death or disability or termination for good reason (as defined therein), or upon termination by Therma-Wave, with or without cause (as defined therein). Under their respective employment agreements, Messrs. Schwartz, Smith and Opsal will receive:

  . an annual base salary of at least the following, subject to review by the board and our president or chief executive officer:

       Name                                                   Annual Base Salary
       ----                                                   ------------------
       Martin M. Schwartz....................................      $400,000
       W. Lee Smith..........................................      $205,000
       Jon L. Opsal..........................................      $240,000

  . an annual bonus based upon our achievement of operating targets and the attainment of individual goals by each named executive, each to be determined by the board and our president or chief executive officer on an annual basis; and

  .  customary fringe benefits.

   In addition, Messrs. Smith and Opsal are also entitled to receive a deferred payment in the event we achieve operating results designated in their employment agreements.

   If the executive's employment is terminated by us without cause, by the named executive for good reason or as a result of his disability, the executive will be entitled to receive his then current base salary, a bonus equal to 30% to 37.5% of base salary and fringe benefits for 15 months or, in the case of Mr. Schwartz, 15 months. These 15-month periods are each referred to herein as "executive severance periods." If the named executive's employment is terminated by us for cause or if the named executive resigns without good reason, the named executive will be entitled to receive his then current base salary through the date of termination. Under these employment agreements, each named executive has agreed not to:

  .  compete with us during the period in which he is employed by us;

  . disclose any confidential information during the period in which he is employed by us and for all times thereafter;

  . solicit any customer, supplier, licensee, licensor, franchisee or other business relation of ours while he is employed by us, during the applicable executive severance period and for two years thereafter; and

  . solicit or hire any of our employees for a period of five years following the date of termination.

   In addition, Messrs. Schwartz, Smith and Opsal have agreed to disclose to us any and all inventions, as defined in their employment agreements, relating to our business conceived or learned by him during his employment with us and acknowledge that these inventions will be our property.

Loans to Executive Officers

   In connection with our recapitalization in May 1997, we made loans in an aggregate principal amount of $297,931.55 to senior management in connection with their purchase of shares of capital stock under the stock agreements. These loans are secured by a pledge of the shares of common stock owned by these executive officers and bear interest at a rate equal to the applicable federal rate at the time of the recapitalization. The loans are payable upon a sale of Therma-Wave or earlier under other similar circumstances.

   In addition, we made loans in connection with the recapitalization to executive officers to pay tax liabilities associated with the distribution they received from Toray Industries, Inc. as part of that recapitalization. These loans do not bear interest and mature upon the consummation of an "approved sale" of Therma-Wave, which is defined in the stock agreements to include a sale of all or substantially all of our assets determined on a consolidated basis or a sale of all of our capital stock to an independent third party or group of independent third parties, which has been approved by the holders of a majority of the shares of common stock held by the Bain Group, as defined in the stock agreements to include the Bain Capital Funds and Randolph Street Partners. Each loan must be prepaid in the event that the executive officer receives any cash dividends or distributions on the capital stock purchased under stock agreements in connection with the recapitalization or any proceeds from the transfer of the stock covered by these loans. The loans are secured by a pledge of the capital stock purchased under stock agreements in connection with the recapitalization.

   The following table sets forth the amount of each of these loans to the following named executives:

                                                               Amount of Loan
                                                             as of June 1, 2001
                                                             -------------------
                                                             Stock Loan Tax Loan
                                                             ---------- --------
       W. Lee Smith.........................................  $28,015   $35,790

                                  STOCK PLANS

1997 Stock Purchase and Option Plan

   In connection with Therma-Wave's recapitalization in 1997, our board of directors adopted the Therma-Wave, Inc. 1997 Stock Purchase and Option Plan, or the "1997 Stock Plan," which authorizes the granting of stock options and the sale of common stock to employees, directors, consultants or advisors of Therma-Wave or our subsidiaries. Under the 1997 Stock Plan, the board is authorized to sell or otherwise issue any class or classes of common stock at any time prior to the termination of the 1997 Stock Plan in the quantity, at the price, on the terms and subject to the conditions as established by the board up to an aggregate of 5,311,212 shares of common stock, including shares of common stock with respect to which options may be granted, subject to adjustment upon the occurrence of specified events to prevent any dilution or expansion of the rights of participants that might otherwise result from the occurrence of these events. As of June 15, 2001, an aggregate of 1,118,092 shares of common stock were outstanding, and options to purchase an aggregate of 1,341,945 shares of common stock were outstanding, with exercise prices ranging from $4.00 to $15.89 per share, under the 1997 Stock Plan. No future options to purchase stock will be granted under the 1997 Stock Plan.

1997 Employee Stock Purchase and Option Plan

   On October 31, 1997, the board of directors approved the 1997 Employee Stock Purchase and Option Plan, or the "1997 Employee Stock Plan," which authorizes the granting of stock options and the sale of common stock to current employees, directors, consultants or advisors of Therma-Wave or our subsidiaries. The 1997 Employee Stock Plan authorizes the granting of stock options up to an aggregate of 2,067,538 shares of common stock, subject to adjustment upon the occurrence of specified events to prevent any dilution or expansion of the rights of participants that might otherwise result from the occurrence of these events.

   Options to purchase an aggregate of 1,362,792 shares of common stock were outstanding as of June 15, 2001 under the 1997 Employee Stock Plan. These options will vest and become exercisable in four equal installments beginning on the first anniversary of the grant date and continuing thereafter on an annual basis. Unvested options will terminate in the event that the optionee ceases to be employed with Therma-Wave and vested but unexercised options will terminate immediately if the optionee is terminated for cause or after 30 days, or another period as may be specified in any particular option agreement, if the optionee ceases to be employed by Therma-Wave for any other reason. As of June 15, 2001, most of our option agreements provide that options will immediately terminate after 90 days if the optionee ceases to be employed by Therma-Wave for any reason other than cause. All of the options granted have an exercise price equal to the fair market value of the common stock on the date of grant. No future options to purchase stock will be granted under the 1997 Employee Stock Plan.

1997 Special Employee Stock Purchase and Option Plan

   On October 31, 1997, our board of directors approved the 1997 Special Employee Stock Purchase and Option Plan, or the "1997 Special Employee Stock Plan," which authorizes the granting of stock options and the sale of common stock to employees, directors, consultants or advisors of Therma-Wave or our subsidiaries. The 1997 Special Employee Stock Plan authorizes the granting of stock options up to an aggregate of 106,250 shares of common stock, subject to adjustment upon the occurrence of specified events to prevent any dilution or expansion of the rights of participants that might otherwise result from the occurrence of these events. Options to purchase an aggregate of 32,375 shares of common stock were outstanding as of June 15, 2001 under the 1997 Special Employee Stock Plan. These options will vest and become exercisable in four equal installments beginning on the first anniversary of the grant date and continuing thereafter on an annual basis. Unvested options will terminate in the event that the optionee ceases to be employed by Therma-Wave and vested but unexercised options will terminate immediately if the optionee is terminated for cause or after 30 days, or another period as may be specified in any particular option agreement, if the optionee ceases to be employed by Therma-Wave for any other reason. As of the date of this prospectus, most of our option agreements provide that options will immediately terminate after 90 days if the optionee ceases to be employed by Therma-Wave for any reason other than cause. All of the options granted have an exercise price equal to the fair market value of the common stock on the date of grant. No future options to purchase stock will be granted under the 1997 Special Employee Stock Plan. The 1997 Special Employee Stock Plan and the 1997 Employee Stock Plan are referred to herein as the "1997 Plans."

2000 Equity Incentive Plan

   The 2000 Equity Incentive Plan was adopted by our board of directors and approved by our stockholders on January 31, 2000 and February 2, 2000, respectively. An amendment to the 2000 Equity Incentive Plan was adopted by our board of directors in May 2000 and approved by our shareholders in July 2000. The 2000 Equity Incentive Plan, as amended, or the "2000 Plan," provides for the grant of incentive stock options to our employees (including officers and employee directors) and for the grant of nonstatutory stock options and to our employees, directors and consultants. A total of (1) 3,300,000 shares of common stock, (2) any shares returned to the company as a result of terminated options or awards under the 1997 Plans (1997 Stock Purchase and Option Plan, 1997 Employee Stock Purchase and Option Plan and 1997 Special Employee Stock Purchase and Option Plan) and (3) annual increases to be added on the date of each annual meeting of stockholders of Therma-Wave commencing in 2000 equal to 1.0% of the outstanding shares of common stock, or such lesser amount as may be determined by the board of directors, have been reserved for issuance pursuant to the 2000 Plan.

   The administrator of the 2000 Plan has the power to determine the terms of the options granted, including the exercise price of the option, the number of shares subject to each option, the exercisability thereof, and the form of consideration payable upon such exercise. In addition, our board of directors has the authority to amend, suspend or terminate the 2000 Plan, provided that no such action may affect any share of common stock previously issued and sold or any option previously granted under the 2000 Plan.

   Options granted under the 2000 Plan are generally not transferable by the optionee, and each option is exercisable during the lifetime of the optionee and only by such optionee. Options granted under the 2000 Plan must generally be exercised within 3 months after the end of an optionee's status as an employee, director or consultant of Therma-Wave, or within 18 months after such optionee's termination by death or disability, but in no event later than the expiration of the option term.

   The exercise price of all incentive stock options granted under the 2000 Plan must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of nonstatutory stock options granted under the 2000 Plan is determined by the administrator, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of section 162(m) of the Code, the exercise price must be at least equal to the fair market value of the common stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of the outstanding capital stock of Therma-Wave, the exercise price of any incentive stock option granted must be at least equal to 110% of the fair market value on the grant date and the term of such incentive stock option must not exceed five years. The term of all other options granted under the 2000 Plan may not exceed ten years.

   The 2000 Plan provides that in the event of a merger of Therma-Wave with or into another corporation, or a sale of substantially all of our assets, each option shall be assumed or an equivalent option substituted for by the successor corporation. If the outstanding options are not assumed or substituted for by the successor corporation, the administrator shall provide for the optionee to have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If the administrator makes an option exercisable in full in the event of a merger or sale of assets, the administrator shall notify the optionee that the option shall be fully exercisable for a period of fifteen days from the date of such notice, and the option will terminate upon the expiration of such period.

401(k) Plan

   The company has a retirement plan under Section 401(k) of the Internal Revenue Code covering substantially all employees. Discretionary company contributions accrued, which are based on achieving operating profit goals, were $0, $400,000 and $730,000 in fiscal 1999, 2000 and 2001, respectively.

                         INDEPENDENT PUBLIC ACCOUNTANTS

   PricewaterhouseCoopers LLP, who have been our independent public accountants for the past fiscal year, have again been selected by the audit committee to be Therma-Wave's independent public accountants for fiscal year 2002. Members of PricewaterhouseCoopers will be present at the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

Audit Fees

   PricewaterhouseCoopers' fees for preparing our 2001 annual audit and reviewing the financial statements we filed periodically with the Securities and Exchange Commission were $161,000.

Financial Information Systems Design and Implementation Fees

   In 2001, PricewaterhouseCoopers did not render services to the company with respect to financial information systems design and implementation.

All Other Fees

   For all other services that PricewaterhouseCoopers provided for us during 2001, which included tax planning and compliance, their fees were an aggregate of $464,241. Our audit committee has considered whether such services PricewaterhouseCoopers provides are compatible with maintaining
PricewaterhouseCoopers' independence as auditors.

                               BOARD OF DIRECTORS

Committees of the Board

   The board has three standing committees: the compensation committee, the audit committee and the nominating committee.

   The duties of the compensation committee include providing a general review of our compensation and benefit plans to ensure that they meet corporate objectives. In addition, the compensation committee reviews the chief executive officer's recommendations on compensation of all of our officers and adopting and changing major compensation policies and practices, and reports its recommendations to the whole board of directors for approval and authorization. The compensation committee also administers our stock plans. The board may establish other committees to assist in the discharge of the responsibilities of the compensation committee. Present members of the compensation committee are Messrs. Baker and Alvarez (none of whom is an employee of the company). The compensation committee met three times during fiscal 2001.

   The audit committee makes recommendations to the board of directors regarding the independent auditors to be nominated for election by the stockholders and reviews the independence of the auditors, approves the scope of the annual audit activities of the independent auditors, approves the audit fee payable to the independent auditors and reviews the audit results with the independent auditors. The audit committee is currently comprised of Messrs. Baker and Dominik and D'Errico. Messrs. Baker, Dominik and D'Errico are considered independent from the company. Mr. Dominik left his position as Managing Director of Bain

Capital, Inc. over a year ago, and the board believes he is able to exercise independent judgment in the exercise of his duties on the audit committee. PricewaterhouseCoopers presently serves as our independent auditors. The audit committee had four meetings during fiscal 2001.

   Therma-Wave's nominating committee recommends individuals to serve on the board of directors when a vacancy occurs. The nominating committee held several informal conversations and discussions while conducting a search for 3 new board members during fiscal 2001. Messrs. Schwartz and Baker serve on the nominating committee. While the nominating committee is responsible for recommending candidates for election as directors at the Annual Meeting, stockholders also have an opportunity to nominate candidates for election to the board. In general, any stockholder wishing to do so must send notice of the intent to make a nomination to the secretary of Therma-Wave at least 60 but not more than 90 days prior to the first anniversary of the date of the previous year's Annual Meeting. The notice must contain biographical information about the nominee as required by the securities laws and regulations of the United States and also information identifying the stockholder making the nomination and any beneficial owners on whose behalf the nomination is made. Further details about how a stockholder may nominate a person to serve on the board of directors can be found in the company's bylaws.

Director Compensation

   Directors who are not employees of Therma-Wave or who are not otherwise affiliated with us or our principal stockholders receive $15,000 annually and $1,000 per meeting attended (including $1,000 for each committee meeting attended unless the committee meeting is on the same date as the board meeting) as compensation for serving on the board, as well as an initial stock option grant of 20,000 shares. Directors are also reimbursed for their out-of-pocket expenses incurred in connection with their services. We believe this compensation is commensurate with arrangements offered to directors of companies that are similar to Therma-Wave.

Compensation Committee Interlocks and Insider Participation

   The compensation committee is currently comprised of Messrs. Alvarez and Baker. During fiscal 2001, no compensation committee member was a current or former officer or employee of the company or its subsidiaries. No executive officer of the company served as a member of the compensation committee of, or as a director of, any company where an executive officer of that company is a member of our board of directors or compensation committee. The members of the compensation committee thus do not have any compensation committee interlocks or insider participation, and there are no other interlocks or insider participation to report.

Indemnification of Directors and Executive Officers

   Therma-Wave has agreed to provide indemnification for our board members and executive officers beyond the indemnification provided for in the Delaware General Corporation Law as provided for in Therma-Wave's Amended and Restated Certificate of Incorporation and bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements in
2000

   Section 16(a) of the Securities Exchange Act of 1934 requires Therma-Wave's directors, executive officers and greater-than-ten-percent stockholders to file reports with the SEC regarding changes in beneficial ownership of Therma-Wave common stock and to provide Therma-Wave with copies of the reports. Based on the company's review of these reports and of certifications furnished to us, the company believes that all of these reporting persons complied with the filing requirements for 2001. [Ray, please confirm.]

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   Under the rules of the SEC, this compensation committee report is not deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filings with the SEC.

   The following report has been submitted by the compensation committee of the board:

   The compensation committee was established in January 2000 in connection with Therma-Wave's initial public offering. The compensation committee is currently comprised of Messrs. Alvarez and Baker.

   The compensation committee is responsible for:

  . reviewing the recommendations of the company's chief executive officer on compensation levels of all officers of the company;

  . adopting and changing compensation policies and practices of the company and reporting its recommendations to the full board;

  .  approving profit-sharing, bonuses, 401(k) matching contributions; and

  . administering the company's stock plans, including approval of all share authorizations and option grants.

   In reviewing the company's compensation programs, the compensation committee intends to adhere to a compensation philosophy that focuses management on achieving financial and operating objectives which provide long-term stockholder value. The company's executive compensation programs are designed to align the interest of senior management with those of the company's stockholders. There are three key components to executive compensation:

  .  base salary,

  .  annual bonus and

  .  long-term equity incentives.

   The Committee has set forth below a discussion as to how the executive officers' compensation was determined. In making its recommendations to the full board concerning adjustments to compensation levels, the compensation committee intends to consider the financial condition and operational performance of the company during the prior year.

   Base Salary. In fiscal 2001, the base salary for each executive officer of the company was determined based on the expected level of responsibility of the executive officer and competitive market conditions in accordance with the officer's employment agreement.

   Annual Bonus. Each executive officer of the company is eligible to earn a bonus based upon individual performance during the fiscal year and the company's performance generally. The compensation committee considers the achievement of the net income goals to gauge the company's performance generally and the attainment of individual goals and objectives related to the officer's area of oversight to determine individual achievement.

   Long-term Equity Incentives. Therma-Wave has a number of long-term equity incentive plans under which officers and employees may hold grants of stock or options to purchase stock of the company. Officers currently hold grants of stock and options to purchase stock under the 1997 Stock Purchase and Option Plan, the 1997 Employee Stock Purchase and Option Plan and the 2000 Equity Incentive Plan and may be granted options in the future to purchase stock under the 2000 Equity Incentive Plan. No additional stock purchase rights or options to purchase stock will be granted to officers under the 1997 Stock Purchase and Option Plan or the 1997 Employee Stock Purchase and Option Plan. The compensation committee has broad authority to award equity-based compensation arrangements to any eligible employee, consultant or advisor of the company. Since the ultimate value of stock options bears a direct relationship to the market price of the common stock, the compensation committee believes that awards under the 2000 Equity Incentive Plan are an effective incentive for the company's management to create value for the company's stockholders.

   The foregoing report has been approved by all members of the compensation committee.

                                          Frank Alvarez
                                          Len Baker

                             AUDIT COMMITTEE REPORT

   The following report has been submitted by the audit committee of the board:

   The audit committee was established by the board in January 2000 in connection with the company's initial public offering. The audit committee is currently comprised of Messrs. Dominik, Baker and D'Errico.

   The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing:

  . the financial information that will be provided to the stockholders and others;

  . the systems of internal controls that management and the board have established; and

  .  all audit processes.

   The general responsibilities of the audit committee include:

  . providing open avenues of communication between the independent accountants and the board,

  . reporting significant audit committee actions to the full board and making appropriate recommendations to the board and

  . conducting or authorizing investigations into matters within the audit committee's scope of responsibility including retaining independent counsel, accountants or others as necessary to assist in an investigation. The audit committee has adopted a charter that outlines these responsibilities and is set forth as Annex B to this proxy statement.

   During fiscal year 2001, the audit committee has received disclosure from PricewaterhouseCoopers LLP, our independent accountants regarding its relationships with the company. The audit committee has discussed the audited financial statements for fiscal year 2001 with the independent accountants, disclosed these audited financial statements to the company's management and discussed these financial statements with management.

   It is the recommendation of the audit committee that the company's audited financial statements for the fiscal year ended April 1, 2001 be included in the company's annual report on Form 10-K.

   The foregoing has been approved by all members of the audit committee.

                                          David Dominik
                                          G. Leonard Baker, Jr.
                                          John D'Errico

                               PERFORMANCE GRAPH

   The following graph shows the company's cumulative total stockholder return since the common stock became publicly traded on February 4, 2000. The graph assumes that the value of the investment in the company's common stock at its initial public offering price of $20.00 per share and each index was $100.00 on February 4, 2000.

  Comparison of the Cumulative Total Return among Therma-Wave, Inc., the Chase
      H&Q Semiconductor Index and the Nasdaq National Market (U.S.) Index

                        [PERFORMANCE GRAPH APPEARS HERE]

                                             Chase H&Q        Nasdaq National
                      Therma-Wave, Inc. Semiconductor Index Market (U.S.) Index
                      ----------------- ------------------- -------------------
     Feb. 4, 2000....      $100.00            $100.00             $100.00
     Apr. 2, 2000....      $170.00            $125.24             $107.04
     Mar. 30, 2001...      $ 63.15            $ 60.47             $ 43.36

                     SUBMISSION OF STOCKHOLDERS' PROPOSALS
                           AND ADDITIONAL INFORMATION

   Proposals of stockholders intended to be eligible for inclusion in the company's proxy statement and proxy card relating to the 2002 annual meeting of stockholders of the company must be received by the company on or before the close of business February 27, 2002. Any proposals should be submitted by certified mail, return receipt requested.

   Therma-Wave's bylaws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to the company's Secretary not less than 60 days nor more than 90 days prior to the meeting and that the notice must meet other requirements as specified in the bylaws. Any stockholder interested in making such a nomination or proposal should request a copy of the provisions of Therma-Wave's bylaws from the Secretary of the company.

                       WHERE CAN I GET MORE INFORMATION?

   Therma-Wave files annual, quarterly and special reports, proxy statements and other information with the SEC. Therma-Wave's SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document Therma-Wave files with the SEC at its public reference facilities at 450 Fifth Street, N.W., Washington, D.C. 20549, 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. You may also obtain copies of any document Therma-Wave files at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

   Enclosed with this Proxy is a copy of Therma-Wave's Annual Report on Form 10-K for the fiscal year ended April 1, 2001, along with the accompanying financial statements and schedules. If you would like copies of any other recently filed documents, please direct your request to Investor Relations, Therma-Wave, Inc. 1250 Reliance Way, Fremont, California 94539, (510) 668-2200.

                                    Annex A
               Amendment to the 2000 Employee Stock Purchase Plan

   It is proposed that Section 13(a) of the 2000 Employee Stock Purchase Plan shall be restated in its entirety as follows:

   13. STOCK

     (a) Subject to adjustment as provided in Section 19, the maximum number of Shares which shall be made available for sale under the Plan shall be 1,500,000 Shares or such lesser number of Shares as is determined by the Board. If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) that the company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 below. The company may make pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the company's stockholders subsequent to such Offering Date.

   Capitalized terms not defined herein have the meaning set forth in the 2000 Employee Stock Purchase Plan.

                                                                  SKU# 1882 PS01

                                  DETACH HERE

                                     PROXY

                               THERMA-WAVE, INC.

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 27, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     The undersigned hereby constitutes and appoints Martin M. Schwartz and L. Rat Christie, and each or any of them, proxies of the undersigned ("Proxy Representatives"), with full power of substitution, to vote all of the shares of Therma-Wave, Inc., a Delaware corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting to be held at the Fremont Marriott, 46100 Landing Parkway, Fremont, California 94538 on Friday, July 27, 2001 at 11.00 a.m. (Pacific Daylight Time) or at any adjournment or postponement thereof, as shown on the voting side of this card.


*****************                                              *****************
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
      SIDE                                                            SIDE
*****************                                              *****************

                                  DETACH HERE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.


This proxy will be voted as specified. If a choice is not specified, this proxy will be voted FOR the nominees for Class II and III directors and FOR Proposal 2.


1.  Election of Nominees for Directors listed hereon.

    Nominees (class II):    (01) Frank Alvarez, (02) David Dominik, and (03)
                            Martin M. Schwartz

    Nominees (class III):   (04) David Aspnes and (05) John D'Errico

                         For             WITHHELD
                         [ ]               [ ]



    [ ] ________________________________________________________________________
        For all nominees listed hereon, except vote withheld from the nominee(s) listed above:


2. Approval of an amendment to the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock that may be issued under the plan from 500,000 shares to a total of 1,600,000 shares.

                           FOR      AGAINST    ABSTAIN
                           [ ]        [ ]        [ ]


3. In their discretion, the proxy representatives are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [ ]

    MARK HERE IF YOU PLAN TO ATTEND THE MEETING            [ ]


This Proxy should be dated, signed by the stockholder exactly as the stockholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.